Blackstone Floating Rate Enhanced Income Fund

Portfolio of Investments

December 31, 2023

	Principal Amount	Value
FLOATING RATE LOAN INTERESTS(a) - 130.32%
Aerospace & Defense - 6.09%
Amentum Government Services Holdings LLC, First Lien Term Loan, 3M US SOFR + 4.00%, 02/15/2029	$1,433,393	$1,436,618
Atlas CC Acquisition Corp., First Lien B Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	2,960,869	2,765,393
Atlas CC Acquisition Corp., First Lien C Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 05/25/2028	602,211	562,453
Avolon TLB Borrower 1 (US) TL, First Lien Term Loan, 1M US SOFR + 2.50%, 06/22/2028	1,057,109	1,060,719
Dynasty Acquisition Co., Inc., First Lien Term Loan, 1M US SOFR + 4.00%, 08/24/2028	228,278	229,153
LSF11 Trinity BidCo, Inc., First Lien Term Loan, First Lien Term Loan, 6M US SOFR + 4.00%, 06/14/2030(b)	1,162,139	1,170,855
Peraton Corp., First Lien B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 02/01/2028	2,233,498	2,241,874
Standard Aero, Ltd., First Lien Term Loan, 1M US SOFR + 4.00%, 08/24/2028	97,833	98,208
TransDigm Inc., TLI, First Lien Term Loan, 3M US SOFR + 3.25%, 08/24/2028	1,801,006	1,811,461
Vertex Aerospace Corp., First Lien Term Loan, 1M US SOFR + 3.75%, 12/06/2028	1,215,655	1,218,481
		12,595,215

Air Freight & Logistics - 2.72%
Clue Opco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 09/20/2030	1,840,000	1,749,527
Kenan Advantage Group, Inc., First Lien U.S. B-1 Term Loan, 6M US SOFR + 4.18%, 0.75% Floor, 03/24/2026	895,385	893,742
Rinchem Company, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 03/02/2029	1,687,481	1,458,093
WWEX UNI TopCo Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 07/26/2028	1,544,145	1,517,647
		5,619,009

Automobile Components - 3.08%
Belron Finance US LLC, First Lien Term Loan, 6M US L + 0.00%, 0.50% Floor, 04/18/2029(b)	521,267	523,873
Burgess Point Purchaser Corp., First Lien Term Loan, 1M US SOFR + 5.25%, 07/25/2029	2,085,732	1,982,530
Clarios Global LP, TL, First Lien Term Loan, 3M US SOFR + 3.75%, 05/06/2030	2,009,463	2,016,497
First Brands Group LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 1.00% Floor, 03/30/2027	915,361	910,217
Phinia Inc., TL, First Lien Term Loan, 6M US SOFR + 3.75%, 07/03/2028(b)	936,819	942,088
		6,375,205

Biotechnology - 0.14%
Grifols Worldwide Operations, TLB, First Lien Term Loan, 3M US SOFR + 2.00%, 11/15/2027	299,221	299,595

Building Products - 3.90%
Cornerstone Building Brands, Inc., First Lien Tranche B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 04/12/2028	1,169,314	1,171,629
CP Atlas Buyer, Inc., First Lien B Term Loan, 3M US SOFR + 3.50%, 0.50% Floor, 11/23/2027	1,312,351	1,294,437
LBM Acquisition LLC, First Lien Initial Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 12/17/2027	1,363,852	1,350,854
LHS Borrower, LLC, TL, First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 02/16/2029	225,424	204,432
Oscar Acquisitionco LLC, First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 04/29/2029	1,783,499	1,769,169
Tailwind Smith Cooper Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 5.00%, 05/28/2026	2,339,225	2,268,464
		8,058,985

Capital Markets - 5.68%
Advisor Group Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 08/17/2028	1,723,484	1,731,162
Apex Group Treasury, Ltd., First Lien USD Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 07/27/2028	1,071,368	1,068,689
AqGen Island Holdings, Inc., First Lien Term Loan, 3M US SOFR + 6.50%, 08/02/2029	2,669,198	2,577,445
Aretec Group, Inc., First Lien Term Loan, 1M US SOFR + 4.50%, 08/09/2030	1,040,625	1,041,332
Citadel Securities LP, First Lien Term Loan, 1M US SOFR + 2.50%, 07/29/2030	618,667	620,857
CITCO FUNDING LLC TL 1L, First Lien Term Loan, 6M US SOFR + 3.25%, 04/27/2028	688,267	691,602
Focus Financial Partners LLC, First Lien Term Loan, 3M US L + 2.50%, 0.50% Floor, 06/30/2028	2,418,063	2,422,452

	Principal Amount	Value
Capital Markets (continued)
The Citco Group Limited, TLB, First Lien Term Loan, 3M US SOFR + 3.50%, 04/27/2028	$1,586,149	$1,593,089
		11,746,628

Chemicals - 1.88%
Ecovyst Catalyst Technologies LLC, First Lien Term Loan, 3M US SOFR + 2.50%, 0.50% Floor, 06/09/2028	785,279	787,541
Geon Performance Solutions LLC, First Lien Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 08/18/2028	555,123	555,817
Nouryon Finance B.V., TLB, First Lien Term Loan, 3M US SOFR + 4.00%, 04/03/2028	605,987	609,017
Nouryon USA LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 04/03/2028	1,039,122	1,044,479
Viant Medical Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.75%, 07/02/2025	903,808	895,335
		3,892,189

Commercial Services & Supplies - 4.25%
Action Environmental Group, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 10/24/2030(b)	540,000	542,700
Belfor Holdings, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/01/2030	418,135	419,966
Covanta 11/21 TLB, First Lien Term Loan, 3M US L + 2.50%, 11/30/2028	1,899,594	1,901,522
Covanta 11/21 TLC, First Lien Term Loan, 1M US SOFR + 2.50%, 11/30/2028	144,826	144,973
Covanta Holding Corporation, TL, First Lien Term Loan:
1M US SOFR + 3.00%, 11/30/2028	41,788	41,892
1M US SOFR + 3.00%, 11/30/2028	555,772	557,162
DG Investment Intermediate Holdings 2, Inc., Second Lien Initial Term Loan, 1M US SOFR + 6.75%, 0.75% Floor, 03/30/2029	860,357	780,056
HOMESERVE USA HOLDING CORP. TLB 1L, First Lien Term Loan, 1M US SOFR + 3.00%, 10/21/2030	508,706	510,932
Revspring, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 10/11/2025	1,710,000	1,704,297
TRC Companies, Second Lien Term Loan, 1M US SOFR + 6.75%, 12/07/2029(b)	1,026,154	969,715
United Site Cov-Lite, First Lien Term Loan, 3M US SOFR + 4.25%, 12/15/2028	1,547,774	1,215,885
		8,789,100

Communications Equipment - 0.03%
MLN US HoldCo LLC, First Lien B Term Loan, 3M US SOFR + 4.50%, 11/30/2025	517,874	60,418

Construction & Engineering - 2.98%
Aegion Corp., First Lien Initial Term Loan, 1M US SOFR + 4.75%, 0.75% Floor, 05/17/2028	2,141,735	2,146,189
APi Group DE, Inc., First Lien Term Loan, 1M US SOFR + 2.50%, 01/03/2029	1,268,481	1,271,088
TK Elevator Midco GmbH, First Lien Facility B1 Term Loan, 6M US L + 3.50%, 0.50% Floor, 07/30/2027	2,190	2,198
Tutor Perini Corp., First Lien B Term Loan, 1M US L + 4.75%, 1.00% Floor, 08/18/2027	646,624	633,491
Victory Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 11/19/2028	2,203,897	2,099,212
		6,152,178

Construction Materials - 1.28%
Quickrete Holdings, Inc., First Lien Initial Term Loan, 1M US SOFR + 2.625%, 02/01/2027	1,979,381	1,992,376
Summit Materials LLC, First Lien Term Loan, 6M US SOFR + 3.00%, 11/30/2028	291,815	293,093
Tamko Building Products LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 09/20/2030	360,999	363,182
		2,648,651

Containers & Packaging - 1.90%
Reynolds Consumer Products LLC, First Lien Initial Term Loan, 1M US SOFR + 1.75%, 02/04/2027	1,257,473	1,261,403
Tekni-Plex, Inc., First Lien Tranche B-3 Initial Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 09/15/2028	1,837,462	1,834,788
Tricorbraun Holdings, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 03/03/2028	824,556	820,990
		3,917,181

	Principal Amount	Value
Distributors - 0.64%
S&S Holdings LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.50% Floor, 03/11/2028	$1,339,352	$1,313,402

Diversified Consumer Services - 2.72%
Loyalty Ventures, Inc., First Lien Term Loan, PRIME + 3.50%, 11/03/2027	704,892	9,692
McKissock Investment Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 03/12/2029	267,540	267,874
Prime Security Services Borrower, LLC, TL, First Lien Term Loan, 3M US SOFR + 2.50%, 10/13/2030	912,308	916,085
St. George's University Scholastic Services LLC, First Lien Term Loan B Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/10/2029	593,916	594,733
TruGreen LP, First Lien Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 11/02/2027	1,455,414	1,408,477
Weld North Education LLC, First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 12/21/2027	2,414,177	2,417,449
		5,614,310

Diversified REITs - 0.32%
Iron Mountain, Inc., First Lien Term Loan, 6M US L + 0.00%, 01/31/2031	663,411	664,449

Diversified Telecommunication Services - 4.96%
Level 3 Financing, Inc., First Lien Term Loan, First Lien Term Loan, 6M US SOFR + 1.75%, 03/01/2027(b)	2,259,583	2,180,497
Lumen Technologies, Inc., First Lien Term Loan, First Lien Term Loan, 6M US L + 0.00%, 03/15/2027(b)	1,980,967	1,376,772
Radiate Holdco, LLC,, First Lien Term Loan, 1M US SOFR + 3.25%, 09/25/2026	1,826,700	1,471,352
Telenet Financing USD LLC, First Lien Term Loan, 1M US SOFR + 2.00%, 04/30/2028	1,478,642	1,473,282
UPC Financing Partnership, First Lien Facility AT Term Loan, 1M US SOFR + 2.25%, 04/30/2028	1,932,836	1,929,212
Zacapa S.A.R.L., First Lien Term Loan, 3M US SOFR + 4.00%, 03/22/2029	1,827,158	1,826,144
		10,257,259

Electric Utilities - 1.40%
Generation Bridge Northeast LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 08/22/2029	848,734	853,156
Vistra Operations Co. LLC, First Lien 2018 Incremental Term Loan, 1M US L + 2.00%, 12/31/2025	2,047,059	2,049,710
		2,902,866

Electrical Equipment - 0.46%
INNIO Group Holding GmbH Term Loan, First Lien Term Loan, 6M US SOFR + 4.50%, 10/31/2028	261,608	262,153
Madison IAQ LLC, First Lien Initial Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 06/21/2028	690,039	688,863
		951,016

Electronic Equipment, Instruments & Components - 2.81%
Chariot Buyer LLC, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/03/2028	1,233,053	1,231,734
Coherent Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 0.50% Floor, 07/02/2029	2,197,777	2,210,140
LTI Holdings, Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 07/24/2026	595,223	578,110
Miron Technologies, Inc., First Lien Term Loan, 3M US SOFR + 2.75%, 10/20/2028	1,772,672	1,780,870
		5,800,854

Entertainment - 0.07%
EP Purcasher, LLC, First Lien Term Loan, 3M US SOFR + 3.50%, 11/06/2028	148,864	147,871

Financial Services - 1.80%
Mitchell International, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 10/15/2028	419,765	420,189
Mitchell International, Inc., Second Lien Term Loan, 1M US SOFR + 6.50%, 10/15/2029	1,192,784	1,174,522

	Principal Amount	Value
Financial Services (continued)
Polaris Newco LLC, First Lien Dollar Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 06/02/2028	$2,153,145	$2,127,038
		3,721,749

Food Products - 1.69%
Froneri International, Ltd., First Lien Facility B2 Term Loan, 1M US SOFR + 2.25%, 01/29/2027	1,344,012	1,347,103
Snacking Investments BidCo Pty, Ltd., First Lien Initial US Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 12/18/2026	1,859,578	1,862,293
Sovos Brands Intermediate, Inc., First Lien Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 06/08/2028	279,905	281,310
		3,490,706

Ground Transportation - 2.15%
Avis Budget Car Rental LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 08/06/2027	1,924,936	1,923,492
Uber Technologies, Inc., TLB, First Lien Term Loan, 3M US SOFR + 2.75%, 03/03/2030	1,786,085	1,793,346
XPO, Inc., TLB, First Lien Term Loan, 1M US SOFR + 2.00%, 05/24/2028	725,035	728,979
		4,445,817

Health Care Equipment & Supplies - 3.16%
Artivion, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 1.00% Floor, 06/01/2027	2,365,791	2,330,304
Auris Luxembourg III SARL, First Lien Facility B2 Term Loan, 6M US SOFR + 0.00%, 02/27/2026	2,555,150	2,528,960
Femur Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.50%, 03/05/2026	1,839,189	1,662,627
		6,521,891

Health Care Providers & Services - 12.14%
Covenant Surgical Partners, Inc., First Lien Delayed Draw Term Loan, 3M US SOFR + 4.00%, 07/01/2026	555,686	435,102
Covenant Surgical Partners, Inc., First Lien Initial Term Loan, 1M US L + 4.00%, 07/01/2026	2,668,240	2,089,232
DaVita, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/12/2026	1,581,332	1,582,605
Electron Bidco, Inc., First Lien Term Loan, 1M US SOFR + 3.00%, 11/01/2028	938,891	942,412
Global Medical Response, Inc., First Lien 2018 New Term Loan, 1M US SOFR + 4.25%, 1.00% Floor, 03/14/2025	614,363	484,324
Global Medical Response, Inc., First Lien 2020 Refinancing Term Loan, 3M US SOFR + 4.25%, 1.00% Floor, 10/02/2025	3,159,424	2,490,685
Heartland Dental, LLC, TL, First Lien Term Loan, 1M US SOFR + 5.00%, 04/28/2028	2,460,559	2,459,797
Midwest Physcn Admin Srvcs LLC, TL, First Lien Term Loan, 3M US SOFR + 3.25%, 03/12/2028	1,366,347	1,243,375
NAPA Management Services Corp., First Lien Term Loan, 3M US SOFR + 5.25%, 0.75% Floor, 02/23/2029	1,522,511	1,405,308
National Mentor Holdings, Inc., TL, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	1,043,721	953,481
National Mentor Holdings, Inc., TLC, First Lien Term Loan, 3M US SOFR + 3.75%, 03/02/2028	29,976	27,384
Onex TSG Intermediate Corp., First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.75% Floor, 02/28/2028	1,949,915	1,929,197
Outcomes Group Holdings, Inc., Second Lien Initial Term Loan, 3M US SOFR + 7.50%, 10/26/2026(b)	147,929	136,834
Pathway Vet Alliance LLC, First Lien 2021 Replacement Term Loan, 1M US SOFR + 3.75%, 03/31/2027	2,369,453	2,095,118
Pediatric Associates Holding Co. LLC, First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 12/29/2028	1,929,904	1,872,007
Phoenix Guarantor, Inc., First Lien Tranche B-3 Term Loan, 1M US SOFR + 3.50%, 03/05/2026	1,560,852	1,563,045
Radiology Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 07/09/2025	1,805,724	1,465,462
Surgery Center Holdings, INC., Term Loan, First Lien Term Loan, 6M US SOFR + 4.00%, 12/19/2030	439,773	442,110
U.S. Anesthesia Partners, Inc., First Lien Term Loan, 1M US SOFR + 4.25%, 0.50% Floor, 10/01/2028	1,600,014	1,468,461
		25,085,939

	Principal Amount	Value
Health Care Technology - 1.44%
AthenaHealth Group, Inc., First Lien Term Loan, 1M US L + 5.80%, 02/15/2029	$2,273	$2,266
Gainwell Acquisition Corp., First Lien Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 10/01/2027	746,154	727,500
GHX Ultimate Parent Corp, TL, First Lien Term Loan, 3M US SOFR + 4.75%, 06/30/2027	495,857	497,821
Verscend Holding Corp., First Lien B-1 Term Loan, 1M US SOFR + 4.00%, 08/27/2025	1,745,524	1,753,518
		2,981,105

Hotels, Restaurants & Leisure - 5.38%
1011778 BC Unlimited Liability Company, First Lien Term Loan, 1M US SOFR + 2.25%, 0.50% Floor, 09/23/2030	1,277,030	1,279,080
Bally's Corp., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 10/02/2028	1,932,188	1,836,506
BCPE Grill Parent, Inc.TLB, First Lien Term Loan, 1M US SOFR + 4.75%, 09/30/2030	626,750	616,042
Caesars Entertainment, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 02/06/2030	1,855,031	1,862,423
Carnival Corp., First Lien Term Loan:
1M SOFR + 3.00%, 0.75% Floor, 08/09/2027	1,196,992	1,201,481
1M US SOFR + 3.25%, 0.75% Floor, 10/18/2028	956,574	959,367
Entain Holdings (Gibralter) Limited, TLB, First Lien Term Loan, 3M US L + 7.51%, 0.50% Floor, 10/31/2029	1,013,253	1,016,420
Flutter Financing B.V., First Lien Term Loan, 3M US SOFR + 3.25%, 0.50% Floor, 07/22/2028	742,112	745,615
Flutter Financing B.V., TL, First Lien Term Loan, 3M US SOFR + 2.25%, 11/25/2030	1,596,033	1,602,018
		11,118,952

Household Durables - 1.04%
Culligan 11/23 Incre CovLi TL 1L, First Lien Term Loan, 6M US SOFR + 4.50%, 07/31/2028	2,142,794	2,156,187

Independent Power and Renewable Electricity Producers - 0.48%
Calpine Corp., First Lien Term Loan, 1M US SOFR + 2.00%, 04/05/2026	981,952	985,099

Insurance - 1.39%
AmWINS Group, Inc., First Lien Term Loan, 1M US SOFR + 2.75%, 0.75% Floor, 02/19/2028	321,811	323,119
Hyperion Refinance S.a r.l. TL, First Lien Term Loan, 3M US SOFR + 0.00%, 0.50% Floor, 04/18/2030	2,079,933	2,087,296
USI, Inc., First Lien Term Loan, 3M US SOFR + 3.25%, 09/27/2030	466,757	468,069
		2,878,484

Interactive Media & Services - 1.86%
Adevinta ASA, First Lien Facility B2 Term Loan, 3M US SOFR + 2.75%, 0.75% Floor, 06/26/2028	394,525	398,372
Foundational Education Group, Inc., First Lien Term Loan, 3M US SOFR + 3.75%, 08/31/2028(b)	51,192	50,168
LI Group Holdings, Inc., First Lien 2021 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/11/2028	893,799	896,592
MH Sub I LLC, First Lien Term Loan, 1M US SOFR + 4.25%, 05/03/2028	1,601,950	1,577,921
MH Sub I LLC, Second Lien 2021 Replacement Term Loan, 1M US SOFR + 6.25%, 02/23/2029	972,997	913,747
		3,836,800

IT Services - 7.37%
Access CIG LLC, Second Lien Initial Term Loan, 3M US SOFR + 7.75%, 02/27/2026	1,585,997	1,584,673
AG Group Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 12/29/2028	1,927,282	1,916,450
Dcert Buyer, Inc., Second Lien First Amendment Refinancing Term Loan, 6M US SOFR + 7.00%, 02/19/2029	2,302,775	2,107,039
Newfold Digital Holdings Group, Inc., First Lien Initial Term Loan, 6M US SOFR + 3.50%, 0.75% Floor, 02/10/2028	3,001,881	2,948,883
Skopima Merger Sub Inc., First Lien Initial Term Loan, 1M US SOFR + 4.00%, 05/12/2028	1,928,709	1,925,093
Vaco Holdings, LLC, First Lien Term Loan, 3M US SOFR + 5.00%, 01/21/2029	1,869,864	1,849,996
Virtusa Corp., First Lien Term Loan:
1M US SOFR + 3.75%, 0.75% Floor, 02/11/2028	1,442,583	1,447,849
1M US SOFR + 3.75%, 02/15/2029	847,843	850,174

	Principal Amount	Value
IT Services (continued)
World Wide Technology Holding Co., LLC, TL, First Lien Term Loan, 1M US SOFR + 3.25%, 03/01/2030	$607,806	$610,848
		15,241,005

Leisure Products - 0.17%
Recess Holdings, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 1.00% Floor, 03/29/2027(b)	346,093	349,121

Life Sciences Tools & Services - 2.01%
Catalent Pharma Solutions, Inc., First Lien Term Loan, 1M US SOFR + 2.00%, 0.50% Floor, 02/22/2028	980,573	964,271
Curia Global, Inc., First Lien 2021 Term Loan, 3M US SOFR + 3.75%, 0.75% Floor, 08/30/2026	2,074,819	1,873,178
IQVIA INC., TL, First Lien Term Loan, 3M US SOFR + 2.00%, 01/02/2031	275,962	277,416
Parexel International Corporation, First Lien Term Loan, 1M US SOFR + 3.25%, 0.50% Floor, 11/15/2028	1,035,652	1,043,031
		4,157,896

Machinery - 3.27%
Asp Blade Holdings, Inc. TLB, First Lien Term Loan, 3M US SOFR + 4.00%, 0.50% Floor, 10/13/2028	356,565	319,795
Engineered Machinery Holdings, Inc., First Lien Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 05/19/2028	2,432,017	2,421,754
Hyperion Materials & Technologies, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/30/2028	988,621	976,159
Pro Mach Group, Inc., First Lien Closing Date Initial Term Loan, 1M US SOFR + 4.00%, 1.00% Floor, 08/31/2028	1,116,540	1,121,196
Project Castle, Inc., First Lien Term Loan, 3M US SOFR + 5.50%, 06/01/2029	2,148,306	1,917,363
		6,756,267

Media - 2.26%
Charter Communications Operating LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 02/01/2027	1,128,062	1,129,478
iHeartCommunications, Inc., First Lien New Term Loan, 1M US SOFR + 3.00%, 05/01/2026	1,394,366	1,208,825
Univision Communications, Inc., First Lien Term Loan, 1M US SOFR + 3.25%, 0.75% Floor, 03/15/2026	2,325,159	2,332,437
		4,670,740

Metals & Mining - 0.24%
Arsenal Aic Parent LLC, TL, First Lien Term Loan, 1M US SOFR + 4.75%, 08/18/2030	491,428	494,192

Mortgage Real Estate Investment Trusts (REITs) - 0.42%
Blackstone Mortgage Trust, Inc., First Lien Term Loan:
1M US SOFR + 2.25%, 04/23/2026	434,330	428,901
1M US SOFR + 2.75%, 0.50% Floor, 04/23/2026(b)	434,416	430,072
		858,973

Oil, Gas & Consumable Fuels - 1.43%
Buckeye Partners LP, First Lien Term Loan, 1M US SOFR + 2.25%, 11/01/2026	716,442	719,093
Buckeye Partners, LP TLB 1L, First Lien Term Loan, 1M US SOFR + 2.50%, 11/22/2030	379,436	381,138
Freeport LNG, First Lien Term Loan, 3M US SOFR + 3.50%, 12/21/2028	742,162	742,893
GIP Pilot Acquisition Partners LP, First Lien Term Loan, 3M US SOFR + 3.00%, 10/04/2030	516,120	516,902
Whitewater Whistler Holdings, LLC, TL, First Lien Term Loan, 3M US SOFR + 8.49%, 02/15/2030	588,611	590,750
		2,950,776

Passenger Airlines - 1.69%
Air Canada, First Lien B Term Loan, 3M US SOFR + 3.50%, 0.75% Floor, 08/11/2028	1,286,967	1,292,495
American Airlines, Inc., First Lien Term Loan, 6M US SOFR + 2.75%, 02/15/2028	866,565	866,890

	Principal Amount	Value
Passenger Airlines (continued)
United AirLines, Inc., First Lien Class B Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 04/21/2028	$1,332,025	$1,338,685
		3,498,070

Pharmaceuticals - 1.62%
Elanco Animal Health, Inc., First Lien B Term Loan, 1M US SOFR + 1.75%, 08/01/2027	1,879,041	1,869,909
Padagis LLC, First Lien Initial Term Loan, 3M US SOFR + 4.75%, 0.50% Floor, 07/06/2028	1,532,013	1,484,137
		3,354,046

Professional Services - 8.44%
AlixPartners, LLP, First Lien USD B Term Loan, 1M US SOFR + 2.50%, 0.50% Floor, 02/04/2028	2,101,004	2,108,095
CoreLogic, Inc., First Lien Initial Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 06/02/2028	1,951,923	1,904,755
Corporation Service Company, First Lien Term Loan, 1M US SOFR + 3.25%, 11/02/2029	745,930	748,727
DCG Acquisition Corp., First Lien Term Loan, 1M US SOFR + 4.50%, 11/14/2030	699,683	702,964
Deerfield Dakota Holding LLC, Second Lien 2021 Replacement Term Loan, 3M US SOFR + 6.75%, 0.75% Floor, 04/07/2028	440,000	422,950
DTI Holdco, Inc. TL, First Lien Term Loan, 3M US SOFR + 4.75%, 04/26/2029	1,118,741	1,108,555
Dun & Bradstreet Corp., First Lien Term Loan, 1M US SOFR + 2.75%, 02/06/2026	1,338,979	1,343,378
Genuine Financial Holdings LLC, First Lien Term Loan, 6M US SOFR + 4.25%, 09/27/2030	2,014,102	2,012,299
Inmar, Inc., TL, First Lien Term Loan, 1M US SOFR + 5.25%, 05/01/2026	2,272,501	2,249,776
Lereta, LLC, First Lien Term Loan, 1M US SOFR + 5.00%, 07/30/2028	693,265	532,081
Omnia Partners, LLC, TL, First Lien Term Loan, 3M US SOFR + 4.25%, 07/25/2030	898,992	905,739
Trans Union LLC, First Lien Term Loan, 1M US SOFR + 1.75%, 11/16/2026	2,808,249	2,815,129
VT Topco, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.50% Floor, 08/09/2030	587,104	590,773
		17,445,221

Real Estate Management & Development - 1.14%
Cushman & Wakefield US Borrower LLC, First Lien Term Loan:
1M US SOFR + 3.25%, 0.50% Floor, 01/31/2030	1,424,544	1,416,531
3M US SOFR + 4.00%, 01/31/2030	941,781	942,958
		2,359,489

Software - 15.56%
Boxer Parent Company Inc., Term Loan, First Lien Term Loan, 6M US SOFR + 4.50%, 12/02/2028	498,462	502,761
Central Parent, Inc., First Lien Term Loan, 3M US SOFR + 4.00%, 07/06/2029	2,459,999	2,476,776
Cloud Software Group, Inc., First Lien Term Loan, 3M US SOFR + 4.50%, 0.50% Floor, 03/30/2029	2,331,550	2,283,322
Cloudera, Inc., First Lien Term Loan, 1M US SOFR + 3.75%, 0.50% Floor, 10/08/2028	1,480,603	1,470,424
Connectwise, LLC, First Lien Term Loan, 1M US SOFR + 3.50%, 0.50% Floor, 09/29/2028	2,291,771	2,291,771
Cornerstone OnDemand, Inc., First Lien Initial Term Loan, 3M US SOFR + 3.75%, 0.50% Floor, 10/16/2028	2,621,046	2,542,414
Fiserv Investment Solutions, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 02/18/2027	1,462,155	1,396,812
Greeneden U.S. Holdings I LLC, First Lien Initial Dollar (2020) Term Loan, 1M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	1,156,461	1,162,342
GTCR W Merger Sub LLC, TL, First Lien Term Loan, 6M US SOFR + 3.75%, 0.50% Floor, 09/20/2030	761,513	765,796
Help/Systems Holdings, Inc., First Lien Seventh Amendment Refinancing Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 11/19/2026	2,702,809	2,568,642
Idera, Inc., First Lien B-1 Term Loan, 1M US SOFR + 3.75%, 0.75% Floor, 03/02/2028	854,945	852,273
INSTRUCTURE HOLDINGS, INC. TLB 1L, First Lien Term Loan, 6M US SOFR + 2.75%, 10/30/2028	457,377	460,236
ISOLVED, INC.TLB 1L, First Lien Term Loan, 6M US SOFR + 4.00%, 10/14/2030	460,000	461,437
Ivanti Software, Inc., First Lien First Amendment Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/01/2027	352,152	334,618
Ivanti Software, Inc., Second Lien Term Loan, 3M US SOFR + 7.25%, 12/01/2028	772,388	626,920
Magenta Buyer LLC, First Lien Initial Term Loan, 3M US SOFR + 5.00%, 0.75% Floor, 07/27/2028	2,412,764	1,726,634
Mitnick Corporate Purchaser Inc., First Lien Term Loan, 3M US SOFR + 4.75%, 05/02/2029	598,198	567,728

	Principal Amount	Value
Software (continued)
Perforce Software, Inc., First Lien New Term Loan, 1M US SOFR + 3.75%, 07/01/2026	$419,833	$416,684
PROJECT ALPHA INTERMEDIATE HOLDING, INC., TL, First Lien Term Loan, 1M US SOFR + 4.75%, 10/28/2030	2,784,888	2,805,482
Proofpoint, Inc., TL, First Lien Term Loan, 1M US SOFR + 3.25%, 08/31/2028	598,473	599,491
Quartz Acquireco, LLC, TL, First Lien Term Loan, 1M US SOFR + 3.50%, 06/28/2030(b)	618,244	620,949
Quest Borrower Ltd., First Lien Term Loan, 3M US SOFR + 4.25%, 02/01/2029	2,433,331	1,870,964
Surf Holdings S.a r.l., First Lien Dollar Tranche Term Loan, 1M US SOFR + 3.50%, 03/05/2027	895,354	898,376
Vision Solutions, Inc., First Lien Term Loan, 3M US SOFR + 4.25%, 0.75% Floor, 04/24/2028	2,462,976	2,448,198
		32,151,050

Specialty Retail - 2.06%
EG America LLC, First Lien Term Loan, 1M US SOFR + 4.00%, 0.50% Floor, 02/07/2028	1,795,576	1,768,642
Pilot Travel Centers LLC, First Lien Term Loan, 1M US L + 2.00%, 08/04/2028	2,474,684	2,485,251
		4,253,893

Technology Hardware, Storage & Peripherals - 0.34%
Xerox 11/23 TLB 1L, First Lien Term Loan, 3M US SOFR + 4.00%, 11/17/2029	696,000	698,175

Trading Companies & Distributors - 1.38%
Fastlane Parent Co., Inc., First Lien Term Loan, 1M US SOFR + 4.75%, 0.50% Floor, 09/29/2028	613,289	613,577
FCG Acquisitions, Inc., First Lien Initial Term Loan, 3M US L + 3.75%, 0.50% Floor, 03/31/2028	1,196,931	1,199,325
Windsor Holdings III, LLC, TL, First Lien Term Loan, 6M US SOFR + 4.50%, 08/01/2030	1,022,360	1,031,305
		2,844,207

Wireless Telecommunication Services - 1.08%
CCI Buyer, Inc., First Lien Initial Term Loan, 3M US SOFR + 4.00%, 0.75% Floor, 12/17/2027	2,227,735	2,224,549

TOTAL FLOATING RATE LOAN INTERESTS
(Cost $273,584,103)		269,336,780

COLLATERALIZED LOAN OBLIGATION SECURITIES(a) - 8.20%
Financial Services - 8.20%
Allegro CLO XII, Ltd., 3M US SOFR + 7.36%, 01/21/2032(b)(c)	1,000,000	991,008
Carlyle US CLO 2022-6, Ltd., 3M US SOFR + 4.75%, 10/25/2036(b)(c)	1,000,000	1,013,164
CIFC Funding 2019-V, Ltd., 3M US SOFR + 3.41%, 01/15/2035(b)(c)	1,000,000	988,713
Clover CLO 2021-3 LLC, 3M US SOFR + 3.36%, 01/25/2035(b)(c)	1,000,000	999,862
Eaton Vance CLO 2013-1, Ltd., 3M US SOFR + 7.06%, 01/15/2034(b)(c)	250,000	247,389
HalseyPoint CLO 4, Ltd., 3M US SOFR + 6.97%, 04/20/2034(b)(c)	1,000,000	972,713
Halseypoint Clo 5, Ltd., 3M US SOFR + 7.20%, 01/30/2035(b)(c)	1,500,000	1,415,972
HPS Loan Management CLO 6-2015, Ltd., 3M US SOFR + 5.36%, 02/05/2031(b)(c)	833,000	760,528
Invesco CLO 2022-2, Ltd., 3M US SOFR + 3.75%, 07/20/2035(b)(c)	1,000,000	994,328
Magnetite XXXV, Ltd., 3M US SOFR + 4.00%, 10/25/2036(b)(c)	1,000,000	1,000,882
Octagon 60, Ltd., 3M US SOFR + 5.00%, 10/20/2035(b)(c)	1,000,000	1,013,092
Palmer Square CLO 2019-1, Ltd., 3M US SOFR + 6.76%, 11/14/2034(b)(c)	1,000,000	987,729
Parallel 2021-2, Ltd., 3M US SOFR + 7.46%, 10/20/2034(b)(c)	1,000,000	921,330
Park Avenue Institutional Advisers CLO, Ltd. 2022-1, 3M US SOFR + 7.29%, 04/20/2035(b)(c)	1,000,000	988,650
Pikes Peak Clo 2, 3M US SOFR + 3.51%, 10/18/2034(b)(c)	1,000,000	1,000,066
Rad CLO 5, Ltd., 3M US SOFR + 6.96%, 07/24/2032(b)(c)	500,000	494,275
Regatta CLO XV Funding, Ltd., 3M US SOFR + 3.56%, 10/25/2031(b)(c)	250,000	249,954
Romark CLO II, Ltd., 3M US SOFR + 3.61%, 07/25/2031(b)(c)	500,000	500,959
Romark CLO IV, Ltd., 3M US SOFR + 7.21%, 07/10/2034(b)(c)	1,000,000	930,139
Romark CLO, Ltd., 3M US SOFR + 3.26%, 10/23/2030(b)(c)	500,000	485,496
		16,956,249

TOTAL COLLATERALIZED LOAN OBLIGATION SECURITIES
(Cost $17,135,311)		16,956,249

	Principal Amount	Value
CORPORATE BONDS - 3.81%
Aerospace & Defense - 0.20%
Bombardier, Inc., 8.750%, 11/15/2030(c)	$7,000	$7,462
Moog, Inc., 4.250%, 12/15/2027(c)	16,000	15,124
Rolls-Royce PLC, 5.750%, 10/15/2027(c)	15,000	15,035
Spirit AeroSystems, Inc., 4.600%, 06/15/2028	60,000	53,139
TransDigm, Inc.:
4.625%, 01/15/2029	70,000	65,765
4.880%, 05/01/2029	110,000	102,942
Triumph Group, Inc., 7.750%, 08/15/2025	159,000	158,608
		418,075
Automobile Components - 0.03%
Patrick Industries, Inc., 4.750%, 05/01/2029(c)	65,000	59,368

Automobiles - 0.01%
Thor Industries, Inc., 4.000%, 10/15/2029(c)	25,000	22,330

Banks - 0.06%
Intesa Sanpaolo SpA, 5.710%, 01/15/2026(c)	125,000	124,468
Popular, Inc., 7.250%, 03/13/2028	5,000	5,149
		129,617

Broadline Retail - 0.00%(e)
Macy's Retail Holdings LLC, 4.500%, 12/15/2034	10,000	8,117

Building Products - 0.03%
Griffon Corp., 5.750%, 03/01/2028	60,000	59,027

Chemicals - 0.03%
CVR Partners LP / CVR Nitrogen Finance Corp., 6.125%, 06/15/2028(c)	25,000	23,352
Methanex Corp., 5.125%, 10/15/2027	15,000	14,669
Minerals Technologies, Inc., 5.000%, 07/01/2028(c)	34,000	32,730
		70,751

Commercial Services & Supplies - 0.03%
Deluxe Corp., 8.000%, 06/01/2029(c)	13,000	11,515
Pitney Bowes, Inc., 7.250%, 03/15/2029(c)	23,000	19,718
Steelcase, Inc., 5.125%, 01/18/2029	40,000	37,975
		69,208

Construction & Engineering - 0.02%
Great Lakes Dredge & Dock Corp., 5.250%, 06/01/2029(c)	21,000	17,876
Tutor Perini Corp., 6.875%, 05/01/2025(c)	17,000	16,610
		34,486

Consumer Finance - 0.31%
Ally Financial, Inc., 6.700%, 02/14/2033	33,000	33,073
Enova International, Inc., 8.500%, 09/15/2025(c)	25,000	24,588
FirstCash, Inc., 5.625%, 01/01/2030(c)	90,000	86,312
goeasy, Ltd., 9.250%, 12/01/2028(c)	61,000	65,201
Goeasy, Ltd., 4.375%, 05/01/2026(c)	19,000	18,314
Navient Corp.:
5.000%, 03/15/2027	92,000	88,909
9.375%, 07/25/2030	75,000	78,638
5.625%, 08/01/2033	5,000	4,109

	Principal Amount	Value
Consumer Finance (continued)
OneMain Finance Corp.:
6.625%, 01/15/2028	$15,000	$15,155
3.880%, 09/15/2028	75,000	66,417
5.375%, 11/15/2029	20,000	18,757
7.875%, 03/15/2030	30,000	30,908
PRA Group, Inc., 8.375%, 02/01/2028(c)	10,000	9,633
SLM Corp., 4.200%, 10/29/2025	55,000	53,399
Synchrony Financial, 7.250%, 02/02/2033	31,000	30,786
World Acceptance Corp., 7.000%, 11/01/2026(c)	20,000	18,041
		642,240

Containers & Packaging - 0.02%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC, 4.000%, 09/01/2029(c)	38,000	32,214
Cascades, Inc./Cascades USA, Inc., 5.380%, 01/15/2028(c)	15,000	14,532
		46,746

Diversified Consumer Services - 0.02%
Adtalem Global Education, Inc., 5.500%, 03/01/2028(c)	35,000	33,704
WW International, Inc., 4.500%, 04/15/2029(c)	22,000	14,446
		48,150

Diversified REITs - 0.13%
Iron Mountain, Inc.:
5.250%, 03/15/2028(c)	40,000	38,915
7.000%, 02/15/2029(c)	25,000	25,712
5.250%, 07/15/2030(c)	20,000	19,061
4.500%, 02/15/2031(c)	50,000	45,378
Service Properties Trust:
5.250%, 02/15/2026	12,000	11,665
4.750%, 10/01/2026	48,000	44,851
4.950%, 02/15/2027	85,000	77,058
		262,640

Diversified Telecommunication Services - 0.15%
Cogent Communications Group, Inc., 7.000%, 06/15/2027(c)	85,000	85,504
Consolidated Communications, Inc., 6.500%, 10/01/2028(c)	40,000	34,700
Frontier Communications Holdings LLC:
6.750%, 05/01/2029(c)	135,000	120,858
5.875%, 11/01/2029	15,000	12,692
6.000%, 01/15/2030(c)	15,000	12,814
Viasat, Inc., 6.500%, 07/15/2028(c)	42,000	34,539
		301,107

Electric Utilities - 0.05%
NRG Energy, Inc.:
3.375%, 02/15/2029(c)	50,000	44,217
3.625%, 02/15/2031(c)	24,000	20,649
Vistra Operations Co. LLC, 7.750%, 10/15/2031(c)	31,000	32,220
		97,086

Energy Equipment & Services - 0.19%
Archrock Partners LP / Archrock Partners Finance Corp., 6.250%, 04/01/2028(c)	120,000	118,323
Helix Energy Solutions Group, Inc., 9.750%, 03/01/2029(c)	31,000	32,626
Oceaneering International, Inc., 6.000%, 02/01/2028	29,000	28,142
Precision Drilling Corp., 6.875%, 01/15/2029(c)	50,000	48,271
Transocean, Inc.:
7.500%, 01/15/2026(c)	30,000	29,504
7.500%, 04/15/2031	55,000	48,481

	Principal Amount	Value
Energy Equipment & Services (continued)
Valaris, Ltd., 8.375%, 04/30/2030(c)	$75,000	$76,905
		382,252

Entertainment - 0.02%
Cinemark USA, Inc., 5.250%, 07/15/2028(c)	47,000	43,164

Financial Services - 0.16%
Burford Capital Global Finance LLC, 6.875%, 04/15/2030(c)	27,000	26,093
Compass Group Diversified Holdings LLC, 5.250%, 04/15/2029(c)	25,000	23,643
Nationstar Mortgage Holdings, Inc.:
6.000%, 01/15/2027(c)	100,000	99,353
5.500%, 08/15/2028(c)	5,000	4,814
5.750%, 11/15/2031(c)	29,000	27,081
PennyMac Financial Services, Inc.:
4.250%, 02/15/2029(c)	20,000	18,025
7.875%, 12/15/2029(c)	25,000	25,770
5.750%, 09/15/2031(c)	95,000	88,061
PHH Mortgage Corp., 7.875%, 03/15/2026(c)	8,000	7,173
		320,013

Gas Utilities - 0.06%
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.000%, 06/01/2031(c)	90,000	81,727
Superior Plus LP / Superior General Partner, Inc., 4.500%, 03/15/2029(c)	55,000	51,050
		132,777

Ground Transportation - 0.01%
XPO, Inc., 7.125%, 02/01/2032(c)	10,000	10,327

Health Care Providers & Services - 0.09%
CHS/Community Health Systems, Inc.:
8.000%, 03/15/2026(c)	20,000	19,951
6.875%, 04/15/2029(c)	39,000	25,210
6.125%, 04/01/2030(c)	36,000	23,354
DaVita, Inc., 4.625%, 06/01/2030(c)	90,000	78,649
MPH Acquisition Holdings LLC, 5.750%, 11/01/2028(c)	50,000	40,680
		187,844

Hotels, Restaurants & Leisure - 0.24%
Bloomin' Brands, Inc. / OSI Restaurant Partners LLC, 5.125%, 04/15/2029(c)	10,000	9,235
Carnival Corp.:
6.000%, 05/01/2029(c)	80,000	77,038
10.500%, 06/01/2030(c)	55,000	60,199
Carrols Restaurant Group, Inc., 5.875%, 07/01/2029(c)	28,000	24,763
Churchill Downs, Inc., 4.750%, 01/15/2028(c)	45,000	43,156
NCL Corp., Ltd.:
5.875%, 03/15/2026(c)	145,000	141,788
7.750%, 02/15/2029(c)	10,000	10,070
Premier Entertainment Sub LLC / Premier Entertainment Finance Corp., 5.625%, 09/01/2029(c)	15,000	12,015
Royal Caribbean Cruises, Ltd., 7.500%, 10/15/2027	105,000	110,515
		488,779

Household Durables - 0.22%
Beazer Homes USA, Inc., 7.250%, 10/15/2029	65,000	65,652
Century Communities, Inc., 3.880%, 08/15/2029(c)	26,000	23,563
Dream Finders Homes, Inc., 8.250%, 08/15/2028(c)	14,000	14,811
LGI Homes, Inc., 8.750%, 12/15/2028(c)	30,000	31,931
M/I Homes, Inc.:
4.950%, 02/01/2028	39,000	37,577
3.950%, 02/15/2030	30,000	26,730

	Principal Amount	Value
Household Durables (continued)
Taylor Morrison Communities, Inc.:
5.750%, 01/15/2028(c)	$20,000	$20,115
5.130%, 08/01/2030(c)	50,000	48,424
Tempur Sealy International, Inc., 4.000%, 04/15/2029(c)	100,000	90,427
TopBuild Corp., 3.630%, 03/15/2029(c)	55,000	49,895
Tri Pointe Homes, Inc., 5.700%, 06/15/2028	45,000	44,573
		453,698

Household Products - 0.00%(e)
Energizer Holdings, Inc., 4.750%, 06/15/2028(c)	5,000	4,628

Interactive Media & Services - 0.01%
ANGI Group LLC, 3.875%, 08/15/2028(c)	23,000	19,446

IT Services - 0.04%
Sabre GLBL, Inc.:
8.625%, 06/01/2027(c)	52,000	47,365
11.250%, 12/15/2027(c)	30,000	29,495
		76,860

Machinery - 0.07%
Allison Transmission, Inc., 4.750%, 10/01/2027(c)	75,000	72,517
Manitowoc Co., Inc., 9.000%, 04/01/2026(c)	30,000	30,223
Park-Ohio Industries, Inc., 6.625%, 04/15/2027	8,000	7,409
Titan International, Inc., 7.000%, 04/30/2028	35,000	35,049
Wabash National Corp., 4.500%, 10/15/2028(c)	3,000	2,711
		147,909

Marine Transportation - 0.01%
Danaos Corp., 8.500%, 03/01/2028(c)	25,000	25,406

Media - 0.31%
Advantage Sales & Marketing, Inc., 6.500%, 11/15/2028(c)	62,000	57,201
AMC Networks, Inc., 4.250%, 02/15/2029	32,000	24,448
CCO Holdings LLC / CCO Holdings Capital Corp.:
5.125%, 05/01/2027(c)	40,000	38,672
5.000%, 02/01/2028(c)	40,000	38,302
5.375%, 06/01/2029(c)	22,000	20,768
4.750%, 03/01/2030(c)	20,000	18,304
7.375%, 03/01/2031(c)	30,000	30,810
4.500%, 05/01/2032	28,000	24,018
Clear Channel Outdoor Holdings, Inc.:
7.750%, 04/15/2028(c)	122,000	105,305
7.500%, 06/01/2029(c)	22,000	18,313
CSC Holdings LLC:
7.500%, 04/01/2028(c)	3,000	2,247
5.750%, 01/15/2030(c)	15,000	9,353
DISH DBS Corp., 7.750%, 07/01/2026	99,000	69,057
Gray Escrow II, Inc., 5.375%, 11/15/2031(c)	20,000	15,112
Gray Television, Inc.:
7.000%, 05/15/2027(c)	93,000	88,486
4.750%, 10/15/2030(c)	8,000	6,031
iHeartCommunications, Inc., 6.375%, 05/01/2026	15,000	12,803
Nexstar Media, Inc., 4.750%, 11/01/2028(c)	15,000	13,834
Scripps Escrow II, Inc., 5.375%, 01/15/2031(c)	18,000	13,231
Scripps Escrow, Inc., 5.875%, 07/15/2027(c)	31,000	27,570
Sinclair Television Group, Inc., 5.500%, 03/01/2030(c)	10,000	7,513
Urban One, Inc., 7.375%, 02/01/2028(c)	9,000	7,659
		649,037

	Principal Amount	Value
Metals & Mining - 0.20%
Eldorado Gold Corp., 6.250%, 09/01/2029(c)	$52,000	$49,115
FMG Resources August 2006 Pty, Ltd., 6.125%, 04/15/2032(c)	113,000	113,971
GrafTech Global Enterprises, Inc., 9.875%, 12/15/2028(c)	15,000	11,588
IAMGOLD Corp., 5.750%, 10/15/2028(c)	23,000	19,811
Mineral Resources, Ltd.:
8.125%, 05/01/2027(c)	48,000	48,829
8.000%, 11/01/2027(c)	50,000	51,331
New Gold, Inc., 7.500%, 07/15/2027(c)	35,000	35,355
SunCoke Energy, Inc., 4.880%, 06/30/2029(c)	49,000	44,151
Taseko Mines, Ltd., 7.000%, 02/15/2026(c)	32,000	30,412
		404,563

Mortgage Real Estate Investment Trusts (REITs) - 0.12%
Apollo Commercial Real Estate Finance, Inc., 4.625%, 06/15/2029(c)	45,000	37,906
Rithm Capital Corp., 6.250%, 10/15/2025(c)	50,000	49,273
Starwood Property Trust, Inc., 4.380%, 01/15/2027(c)	160,000	150,958
		238,137

Oil, Gas & Consumable Fuels - 0.51%
Antero Midstream Partners LP / Antero Midstream Finance Corp., 5.750%, 01/15/2028(c)	50,000	49,547
Berry Petroleum Co. LLC, 7.000%, 02/15/2026(c)	25,000	24,213
Calumet Specialty Products Partners LP / Calumet Finance Corp.:
8.125%, 01/15/2027(c)	18,000	17,702
9.750%, 07/15/2028(c)	23,000	22,870
Civitas Resources, Inc., 8.375%, 07/01/2028(c)	65,000	67,938
CNX Resources Corp., 6.000%, 01/15/2029(c)	73,000	70,067
Comstock Resources, Inc., 6.750%, 03/01/2029(c)	36,000	32,968
CVR Energy, Inc., 5.750%, 02/15/2028(c)	60,000	55,413
Delek Logistics Partners LP / Delek Logistics Finance Corp., 7.125%, 06/01/2028(c)	40,000	37,825
Energean PLC, 6.500%, 04/30/2027(c)	15,000	13,714
EnLink Midstream Partners LP, 5.450%, 06/01/2047	10,000	8,747
EnQuest PLC, 11.625%, 11/01/2027(c)	11,000	10,501
Global Partners LP / GLP Finance Corp., 7.000%, 08/01/2027	38,000	37,188
Hess Midstream Operations LP, 5.625%, 02/15/2026(c)	36,000	35,768
Northern Oil and Gas, Inc.:
8.125%, 03/01/2028(c)	80,000	81,083
8.750%, 06/15/2031(c)	16,000	16,686
NuStar Logistics LP, 5.750%, 10/01/2025	13,000	12,930
Parkland Corp.:
5.875%, 07/15/2027(c)	60,000	59,795
4.500%, 10/01/2029(c)	69,000	63,328
4.630%, 05/01/2030(c)	35,000	32,238
PBF Holding Co. LLC / PBF Finance Corp., 7.875%, 09/15/2030(c)	40,000	40,783
SM Energy Co., 5.625%, 06/01/2025	70,000	69,241
Sunoco LP / Sunoco Finance Corp., 4.500%, 05/15/2029	133,000	123,693
Vital Energy, Inc., 7.750%, 07/31/2029(c)	52,000	49,773
W&T Offshore, Inc., 11.750%, 02/01/2026(c)	20,000	20,584
		1,054,595

Paper & Forest Products - 0.03%
Louisiana-Pacific Corp., 3.625%, 03/15/2029(c)	30,000	26,907
Mercer International, Inc., 5.125%, 02/01/2029	40,000	34,412
		61,319

Passenger Airlines - 0.04%
Air Canada, 3.875%, 08/15/2026(c)	45,000	43,021
American Airlines Group, Inc., 3.750%, 03/01/2025(c)	10,000	9,755
American Airlines, Inc., 7.250%, 02/15/2028(c)	30,000	30,370
		83,146

	Principal Amount	Value
Personal Care Products - 0.03%
Herbalife Nutrition, Ltd. / HLF Financing, Inc., 7.875%, 09/01/2025(c)	$55,000	$54,392

Real Estate Management & Development - 0.09%
Howard Hughes Corp., 4.125%, 02/01/2029(c)	135,000	120,527
Kennedy-Wilson, Inc., 4.750%, 03/01/2029	33,000	27,588
Realogy Group LLC / Realogy Co.-Issuer Corp., 5.750%, 01/15/2029(c)	53,000	41,249
		189,364

Software - 0.02%
MicroStrategy, Inc., 6.125%, 06/15/2028(c)	45,000	43,704

Specialized REITs - 0.04%
Uniti Group LP / Uniti Fiber Holdings, Inc. / CSL Capital LLC, 6.000%, 01/15/2030(c)	25,000	17,497
Uniti Group LP / Uniti Group Finance, Inc. / CSL Capital LLC, 6.500%, 02/15/2029(c)	101,000	72,988
		90,485

Specialty Retail - 0.13%
Asbury Automotive Group, Inc., 5.000%, 02/15/2032(c)	62,000	56,418
Foot Locker, Inc., 4.000%, 10/01/2029(c)	20,000	16,575
Gap, Inc.:
3.625%, 10/01/2029(c)	92,000	78,773
3.875%, 10/01/2031(c)	40,000	32,998
Upbound Group, Inc., 6.375%, 02/15/2029(c)	45,000	42,280
Victoria's Secret & Co., 4.625%, 07/15/2029(c)	47,000	39,319
		266,363

Technology Hardware, Storage & Peripherals - 0.07%
NCR Voyix Corp., 5.000%, 10/01/2028(c)	25,000	23,657
Xerox Holdings Corp., 5.500%, 08/15/2028(c)	143,000	129,211
		152,868

Trading Companies & Distributors - 0.01%
BlueLinx Holdings, Inc., 6.000%, 11/15/2029(c)	25,000	23,166

TOTAL CORPORATE BONDS
(Cost $7,524,206)		7,873,190

	Shares	Value
COMMON STOCK - 0.16%

Health Care Equipment & Supplies - 0.01%
Carestream Health Holdings Inc(d)	35,172	15,241

Health Care Providers & Services - 0.15%
Envision Healthcare Corp. Equity(b)(d)	37,391	317,824

TOTAL COMMON STOCK
(Cost $1,919,987)		333,065

EXCHANGE TRADED FUNDS - 5.18%

Capital Markets - 5.18%
SPDR Blackstone Senior Loan ETF	255,456	10,711,270

TOTAL EXCHANGE TRADED FUNDS
(Cost $10,666,452)		10,711,270

	Shares	Value
SHORT TERM INVESTMENTS - 1.37%

Open-End Investment Companies – 1.37%
Fidelity Treasury Portfolio
(5.23% 7-Day Yield)	2,831,626	$2,831,626

TOTAL SHORT TERM INVESTMENTS
(Cost $2,831,626)		2,831,626

Total Investments- 149.04%
(Cost $313,661,685)		308,042,180

Liabilities in Excess of Other Assets - (1.70)%		(3,509,480)

Leverage Facility - (47.34)%		(97,850,000)

Net Assets - 100.00%		$206,682,700

Amounts above are shown as a percentage of net assets as of December 31, 2023.

Investment Abbreviations:

LIBOR - London Interbank Offered Rate

SOFR - Secured Overnight Financing Rate

Reference Rates:

1M US L - 1 Month LIBOR as of December 31, 2023 was 5.47%

3M US L - 3 Month LIBOR as of December 31, 2023 was 5.59%

6M US L - 6 Month LIBOR as of December 31, 2023 was 5.59%

1M US SOFR- 1 Month SOFR as of December 31, 2023 was 5.34%

3M US SOFR - 3 Month SOFR as of December 31, 2023 was 5.33%

6M US SOFR - 6 Month SOFR as of December 31, 2023 was 5.16%

PRIME - US Prime Rate as of December 31, 2023 was 8.50%

(a)	Floating or variable rate security. The reference rate is described above. The rate in effect as of December 31, 2023 is based on the reference rate plus the displayed spread as of the security's last reset date. Where applicable, the reference rate is subject to a floor rate.

(b)	Level 3 assets valued using significant unobservable inputs as a result of unavailable quoted prices from an active market or the unavailability of other significant observable inputs.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Total market value of Rule 144A securities amounts to $22,909,377, which represented approximately 11.08% of net assets as of December 31, 2023. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration.

(d)	Non-income producing security.

(e)	Amount represents less than 0.005% of net assets.

See Notes to Financial Statements.

NOTE 1. ORGANIZATION

Blackstone Floating Rate Enhanced Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a diversified, closed-end management investment company. The Fund engages in continuous offering of shares and operates as an interval fund that offers to make monthly repurchases of shares at net asset value (the “NAV”).

The Fund’s investment objective is to provide attractive current income with low sensitivity to rising interest rates.

The Fund was organized as a Delaware statutory trust on June 20, 2017 pursuant to a Declaration of Trust governed by the laws of the State of Delaware. The Fund had no operations from that date to November 10, 2017, other than those related to organizational matters and the registration of its shares under applicable securities laws. Blackstone Liquid Credit Strategies LLC (the “Adviser”) purchased 4,000 Institutional Class I Common Shares (“Class I Shares”) at a NAV of $25.00 per share on November 10, 2017. The Fund is authorized to issue an unlimited number of Class I Shares, Advisory Class D Common Shares (“Class D Shares”), Brokerage Class T Common Shares (“Class T Shares”), Brokerage Class T-I Common Shares (“Class T-I Shares”) and Brokerage Class U Common Shares (“Class U Shares”), and a maximum offering of $3,000,000,000 of common shares. Class I Shares commenced operations on January 18, 2018, Class T Shares commenced operations on May 7, 2018, Class D Shares commenced operations on October 1, 2018, Class T-I Shares commenced operations on April 22, 2019 and Class U Shares commenced operations on November 29, 2019. As of December 31, 2023, Class I Shares (BGFLX), Class T Shares (BGFTX), Class D Shares (BGFDX), Class T-I Shares (BGFPX) and Class U Shares (BGFVX) were outstanding.

The Fund was previously classified as a non-diversified management investment company for purposes of the 1940 Act. As a result of ongoing operations, the Fund is now classified as a diversified management investment company. This means that with respect to 75% of the Fund’s total assets, no more than 5% of the Fund’s total assets may be invested in any one issuer or own more than 10% of the outstanding voting securities of such issuer (except, in each case, excepting cash and cash items, U.S. government securities, and securities of other investment companies). The Fund may not resume operating in a non-diversified manner without first obtaining shareholder approval in accordance with the 1940 Act.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation: The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are stated in U.S. dollars. The Fund is considered an investment company under reporting requirements of U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statement. Actual results could differ from these estimates.

Portfolio Valuation: The Fund’s NAV is determined daily on each day that the New York Stock Exchange (the “Exchange”) is open for business, as of the close of the regular trading session on the Exchange. The Fund calculates NAV per common share by subtracting liabilities (including accrued expenses or dividends) from the total assets of the Fund (the value of the securities plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of outstanding common shares of the Fund.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Fund’s nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more brokers or dealers. Collateralized loan obligation securities (“CLOs”) are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the evaluated mid-price of each of the CLOs. Non-U.S. Instruments are valued by translating available quotes into U.S. dollar equivalents, if the quotes are considered reliable, and are otherwise valued at fair value. Over-the-counter options are priced on the basis of dealer quotes. Other types of derivatives for which quotes may not be available are valued at fair value. Corporate bonds and convertible bonds, other than short-term investments, are valued at the price provided by a nationally recognized pricing service. The prices provided by the nationally recognized pricing service are typically based on the mean of bid and ask prices for each corporate bond security. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrices, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Equity securities, including common stocks and exchange-traded funds (“ETFs”), for which market quotations are available are generally valued at the last sale price or official closing price on the primary market or exchange on which they trade. Futures contracts, if any, are ordinarily valued at the last sales price on the securities or commodities exchange on which they are traded. Written and purchased options, if any, are ordinarily valued at the closing price on the securities or commodities exchange on which they are traded. Open- end investment companies are generally valued at their closing net asset values as reported on each business day. To the extent current market quotations are not readily available, short-term debt investments, if any, having a remaining maturity of 60 days or less when purchased would be valued at cost adjusted for amortization of premiums and accretion of discounts.

In accordance with Rule 2a-5 under the 1940 Act, the Board of Trustees of the Fund (the “Board”) has designated the Adviser as the valuation designee to perform fair value determinations related to the Fund’s investments, subject to the Board’s oversight and periodic reporting requirements.

Any investments and other assets for which such current market quotations are not readily available are valued at fair value (“Fair Valued Assets”) as determined in good faith by a committee of the Adviser (the “Fair Valued Asset Committee”) under procedures established by, and under the general supervision and responsibility of, the Board. Such methods may include, but are not limited to, the use of a market comparable and/or income approach methodologies. A Fair Valued Asset Committee meeting may be called at any time by any member of the Fair Valued Asset Committee. The pricing of all Fair Valued Assets and determinations thereof shall be reported by the Adviser as the valuation designee to the Board at each regularly scheduled quarterly meeting. The Fund has procedures to identify and investigate potentially stale or missing prices for investments which are valued using a nationally recognized pricing service, exchange price or broker-dealer quotations. After performing such procedures, any prices which are deemed to be stale are reviewed by the Fair Valued Asset Committee and an alternative pricing source is determined.

Various inputs are used to determine the value of the Fund’s investments. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three- tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1— Unadjusted quoted prices in active markets for identical investments at the measurement date.

Level 2— Significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3— Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The categorization of a value determined for investments and other financial instruments is based on the pricing transparency of the investment and other financial instrument and does not necessarily correspond to the Fund’s perceived risk of investing in those securities. Investments measured and reported at fair value are classified and disclosed in one of the following levels within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement.

The following tables summarize valuation of the Fund’s investments under the fair value hierarchy levels as of December 31, 2023:

Blackstone Floating Rate Enhanced Income Fund

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Floating Rate Loan Interests
Aerospace & Defense	$–	$11,424,360	$1,170,855	$12,595,215
Automobile Components	–	4,909,244	1,465,961	6,375,205
Commercial Services & Supplies	–	7,276,685	1,512,415	8,789,100
Diversified Telecommunication Services	–	6,699,990	3,557,269	10,257,259
Health Care Providers & Services	–	24,949,105	136,834	25,085,939
Interactive Media & Services	–	3,786,632	50,168	3,836,800
Leisure Products	–	–	349,121	349,121
Mortgage Real Estate Investment Trusts (REITs)	–	428,901	430,072	858,973
Software	–	31,530,101	620,949	32,151,050
Other	–	169,038,118	–	169,038,118
Collateralized Loan Obligation Securities
Financial Services	–	–	16,956,249	16,956,249
Corporate Bonds	–	7,873,190	–	7,873,190
Common Stock
Health Care Providers & Services	–	–	317,824	317,824
Health Care Equipment & Supplies	–	15,241	–	15,241
Exchange Traded Funds	10,711,270	–	–	10,711,270
Short Term Investments	2,831,626	–	–	2,831,626
Total	$13,542,896	$267,931,567	$26,567,717	$308,042,180

Other Financial Instruments	Level 1 - Quoted Prices	Level 2 - Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets
Net Unrealized Appreciation on Unfunded Loan Commitments	–	1,291	1,000	2,291
Total	–	1.291	1,000	2,291

*	Refer to the Fund's Portfolio of Investments for a listing of securities by type.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of December 31, 2023, the Fund's outstanding borrowings of $97,850,000 under its Leverage Facility (as defined below) are categorized as Level 2 within the fair value hierarchy.

The changes of the fair value of investments for which the Fund has used Level 3 inputs to determine the fair value are as follows:

Blackstone Floating Rate Enhanced Income Fund	Floating Rate Loan Interests	Collateralized Loan Obligations Securities	Common Stock	Unfunded Loan Commitments	Total
Balance as of September 30, 2023	$5,440,344	$15,374,537	$-	$-	$20,814,881
Accrued Discount/premium	1,308	2,559	-	-	3,867
Realized Gain/(Loss)	21,377	(5,726)	-	-	15,651
Change in Unrealized Appreciation/(Depreciation)	(686,332)	116,146	(936,006)	1,000	(1,505,192)
Purchases(1)	6,455,857	2,968,730	1,253,830	-	10,678,417
Sales Proceeds(2)	(2,707,022)	(1,499,997)	-	-	(4,207,019)
Transfer Into Level 3	1,908,283	-	-	-	1,908,283
Transfer Out of Level 3	(1,140,171)	-	-	-	(1,140,171)
Balance as of December 31, 2023	$9,293,644	$16,956,249	$317,824	$1,000	$26,568,717
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at December 31, 2023	$(655,614)	$82,614	$-	$1,000	$(572,550)

(1)	Purchases include all purchases of securities and securities received in corporate actions.

(2)	Sales Proceeds include all sales of securities, maturities, paydowns and securities tendered in corporate actions

Securities were transferred from Level 2 to Level 3 because of a lack of observable market data due to decrease in market activity and information for these securities. Other securities were transferred from Level 3 to Level 2 as observable inputs were available for purposes of valuing those assets.

Information about Level 3 fair value measurements as of December 31, 2023:

	Fair Value	Valuation Technique(s)	Unobservable Input(s)	Value/Range (Weighted Average)
Floating Rate Loan Interests	$9,293,644	Third-party vendor pricing service	Broker quotes	N/A
Collateralized Loan Obligation Securities	16,956,249	Third-party vendor pricing service	Broker quotes	N/A
Common Stock	317,824	Third-party vendor pricing service	Broker quotes	N/A
Unfunded Loan Commitments	1,000	Third-party vendor pricing service	Broker quotes	N/A

A change to the unobservable input at the reporting date would result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Broker Quotes	Increase	Decrease

Securities Transactions and Investment Income: Securities transactions are recorded on trade date for financial reporting purposes and amounts payable or receivable for trades not settled at the time of period end are reflected as liabilities and assets, respectively. Interest income is recognized on an accrual basis from the date of settlement. Accretion of discount and amortization of premium, which are included in interest income, are accreted or amortized daily using the accrual basis interest method. Dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost.

When the Fund sells a floating rate loan interest, it may pay an agency fee. The Fund earns facility and other fees on floating rate loan interests, and facility fees are typically amortized to income over the term of the loan. Consent and amendment fees are also recorded to income as earned.

NOTE 3. LOANS AND OTHER INVESTMENTS

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in floating rate loans, notes, or bonds. “Managed Assets” means net assets plus the amount of any borrowings, including loans from certain financial institutions and the issuance of debt securities (collectively, "Borrowings") for investment purposes. Under current market conditions, the Fund anticipates that its portfolio of floating rate instruments will primarily consist of floating rate loans (“Loans”). Loans are made to U.S. and non-U.S. corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions. At December 31, 2023, 88.44% of the Fund’s Managed Assets were held in floating rate loan interests.

The Loans that the Fund may invest in include Loans that are first lien, second lien, third lien or that are unsecured. In addition, the Loans the Fund will invest in will usually be rated below investment grade or may also be unrated. The proceeds of Loans primarily are used to refinance existing debt and for acquisitions, dividends, leveraged buyouts, and general corporate purposes.

Loans typically have rates of interest which are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Loans should decrease. Longer interest rate reset periods generally increase fluctuations in the Fund’s NAV as a result of changes in market interest rates. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and the Secured Overnight Financing Rate (“SOFR”) (subject to the LIBOR transition) and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

Loans will usually require, in addition to scheduled payments of interest and principal, the prepayment of the Loan from free cash flow, as described above. The degree to which borrowers prepay Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Market conditions in the past, including falling default rates among others, have led to increased prepayment frequency and loan renegotiations. These renegotiations are often on terms more favorable to borrowers. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. However, the Fund may receive a prepayment penalty fee assessed against the prepaying borrower.

Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the NAV of the Fund. To the extent a Loan is secured, there can be no assurance that the liquidation of any collateral securing a Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral of a secured Loan. The collateral of a secured Loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Loans including, in certain circumstances, invalidating such Loans or causing interest previously paid to be refunded to the Borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance. At December 31, 2023, the Fund had invested $9,039,096 in second lien secured loans.

The Fund anticipates that substantially all of Fund’s assets, including its investments in Loans, may be invested in instruments rated below investment grade, such as those rated Ba1 or lower by Moody’s and BB+ or lower by S&P or Fitch or instruments comparably rated by other rating agencies, or in unrated instruments determined by the Adviser to be of comparable quality. Instruments rated Ba1 or lower by Moody’s are judged to have speculative elements, their future cannot be considered as well assured and often the protection of interest and principal payments may be very moderate. Instruments rated BB+ or lower by S&P or Fitch are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Lower grade instruments, though higher yielding, are characterized by higher risk. They may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher rated instruments. The retail secondary market for lower grade instruments may be less liquid than that of higher rated instruments. Adverse conditions could make it difficult at times for the Fund to sell certain instruments or could result in lower prices than those used in calculating the Fund’s NAV.

The prices of credit instruments generally are inversely related to interest rate changes; however, the price volatility caused by fluctuating interest rates of instruments also is inversely related to the coupon of such instruments. Accordingly, lower grade instruments may be relatively less sensitive to interest rate changes than higher quality instruments of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with lower grade instruments potentially can have a greater effect on the value of such instruments than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in the Fund’s relative share price volatility.

The Adviser has established a counterparty and liquidity sub-committee that regularly reviews each broker-dealer counterparty for, among other things, its quality and the quality of its execution. The established procedures and guidelines require trades to be placed for execution only with broker-dealer counterparties approved by the counterparty and liquidity sub-committee of the Adviser. The factors considered by the sub-committee when selecting and approving brokers and dealers include, but are not limited to: (i) quality, accuracy, and timeliness of execution, (ii) review of the reputation, financial strength and stability of the financial institution, (iii) willingness and ability of the counterparty to commit capital, (iv) ongoing reliability and (v) access to underwritten offerings and secondary markets.

The Fund may acquire Loans through assignments or participations. The Fund will typically acquire Loans through assignment. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral.

A participation typically results in a contractual relationship only with the institution selling the participation interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. Certain participation agreements also include the option to convert the participation to a full assignment under agreed upon circumstances. The Adviser has adopted best execution procedures and guidelines to mitigate credit and counterparty risk in the atypical situation when the Fund must acquire a Loan through a participation.

The Fund invests in CLO securities. A CLO is a financing company (generally called a Special Purpose Vehicle or “SPV”), created to reapportion the risk and return characteristics of a pool of assets. While the assets underlying CLOs are typically Loans, the assets may also include (i) unsecured loans, (ii) debt securities that are rated below investment grade, (iii) debt tranches of other CLOs and (iv) equity securities incidental to investments in Loans. When investing in CLOs, the Fund will not invest in equity tranches, which are the lowest tranche. However, the Fund may invest in lower rated debt tranches of CLOs, which typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO. The underlying Loans purchased by CLOs are generally performing at the time of purchase but may become non-performing, distressed or defaulted. CLOs with underlying assets of non-performing, distressed or defaulted loans are not contemplated to comprise a significant portion of the Fund’s investments in CLOs. The key feature of the CLO structure is the prioritization of the cash flows from a pool of debt securities among the several classes of the CLO. The SPV is a company founded solely for the purpose of securitizing payment claims arising out of this diversified asset pool. On this basis, marketable securities are issued by the SPV which, due to the diversification of the underlying risk, generally represent a lower level of risk than the original assets. The redemption of the securities issued by the SPV typically takes place at maturity out of the cash flow generated by the collected claims.

The Fund may invest up to 20% of its Managed Assets in securities of other open- or closed-end investment companies, including ETFs, to the extent that such investments are consistent with the Fund’s investment objective, strategies and policies and permissible under the 1940 Act, including interpretations or modifications by the SEC. The Fund may invest in other investment companies to gain broad market or sector exposure, including during periods when it has large amounts of uninvested cash (such as the period shortly after the Fund receives the proceeds of the offering of its common shares) or when the Adviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised or sub-advised by the Adviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a shareholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies.

ETFs are pooled investment vehicles that are designed to provide investment results corresponding to an index. These indexes may be either broad-based, sector or international. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities (or commodities), in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities (or commodities) of the benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis. The values of ETFs are subject to change as the values of their respective component securities (or commodities) fluctuate according to market volatility. Investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. Typically, the ETF bears its own operational expenses, which are deducted from its assets. To the extent that the Fund invests in ETFs, the Fund must bear these expenses in addition to the expenses of its own operation.

NOTE 4. GENERAL COMMITMENTS AND CONTINGENCIES

As of December 31, 2023, the Fund had unfunded loan commitments outstanding, which could be extended at the option of the borrower, as detailed below:

Borrower	Par Value	Fair Value	Unrealized Appreciation/ (Depreciation)
Omnia partners, LLC, Delayed Term Loan	$84,451	$85,085	$946
Action Environmental Group, Inc., First Lien Term Loan	81,000	81,405	1,000
Ryan, LLC., First Lien Term Loan	73,651	73,996	345
Total	$239,102	$240,486	$2,291

Unfunded loan commitments are marked to market on the relevant day of the valuation in accordance with the Fund’s valuation policies. For the period ended December 31, 2023, the Fund recorded a net change in unrealized appreciation on unfunded loan commitments totaling $4,078.

NOTE 5. LEVERAGE

The Fund entered into a Credit Agreement (the “Agreement”) with The Bank of Nova Scotia, as the administrative agent, and a syndicate of lenders party thereto to borrow money pursuant to a one-year revolving line of credit ("Leverage Facility") dated January 18, 2018, as amended on June 22, 2018, and as further amended on August 16, 2018, and as amended and restated on October 23, 2018, and as further amended and restated on December 28, 2018, and as amended on January 17, 2019, as further amended on June 27, 2019, as further amended on September 11, 2019, as further amended on January 16, 2020, as further amended on April 9, 2020, as further amended on January 14, 2021, as further amended on December 31, 2021, as further amended on January 27, 2022, as further amended on December 30, 2022, and as further amended on December 29, 2023, to borrow up to an aggregate limit of $130,000,000 under two loan tranches, Tranche A and Tranche B. The Tranche A commitment allows for borrowings up to $110,000,000. The Tranche B commitment allows for borrowings for temporary purposes up to $20,000,000 and includes a swing line component with a commitment equal to $20,000,000. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate of 1.00% above adjusted term SOFR with respect to Tranche A loan, with adjusted term SOFR measured for the period commencing on the date of the making of such loan at adjusted term SOFR (or the last date upon which any other Tranche A loan was converted to, or continued as, such loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one (1) or three (3) months thereafter, as the Fund may elect, or such other periods as the lender may agree in its sole and absolute discretion and (b) 1.05% above adjusted term SOFR with respect to Tranche B loan and each swing line loan, with adjusted term SOFR measured for the period commencing on the date of the making of such loan at adjusted term SOFR (or the last date upon which any other loan was converted to, or continued as, such loan at adjusted term SOFR) and ending on the numerically corresponding day in the calendar month that is one month thereafter. Under the terms of the Agreement, the Fund must pay a commitment fee on any undrawn amounts. The commitment fee payable is (a) for Tranche A loans, 0.15% on the undrawn amounts when drawn amounts exceed 75% of the relevant borrowing limit and 0.25% on the undrawn amounts in all other events and (b) 0.15% for Tranche B loans. Interest and fees are generally payable quarterly. The Fund may elect to extend the Agreement for a further period with the consent of the lending bank. For the period ended December 31, 2023, the Fund had no borrowings outstanding for Tranche B. At December 31, 2023, the Fund had borrowings outstanding under its Leverage Facility of 97,850,000, at an interest rate of 6.58% for Tranche A. Due to the short term nature of the Agreement, face value approximates fair value at December 31, 2023. For the period ended December 31, 2023, the average borrowings under the Fund’s Leverage Facility and the weighted average interest rate was $109,002,414 and 6.46% respectively for Tranche A. During the period ended December 31, 2023, the Fund incurred $273,248 for commitment fees on undrawn amounts.

Under the Agreement, the Fund has agreed to certain covenants and additional investment limitations while the leverage is outstanding. The Fund agreed to maintain asset coverage of three times over Borrowings. Compliance with the investment restrictions and calculations are performed by the Fund's custodian, The Bank of New York Mellon.

The use of Borrowings to leverage the common shares of the Fund can create risks. Changes in the value of the Fund's portfolio, including securities bought with the proceeds of leverage, are borne entirely by the holders of common shares of the Fund. All costs and expenses related to any form of leverage used by the Fund are borne entirely by common shareholders. If there is a net decrease or increase in the value of the Fund's investment portfolio, the leverage may decrease or increase, as the case may be, the NAV per common share to a greater extent than if the Fund did not utilize leverage.